RIVIERA BLACK HAWK, INC.

                                   $45,000,000

           13% FIRST MORTGAGE NOTES DUE 2005 WITH CONTINGENT INTEREST

                               PURCHASE AGREEMENT


                                                                    May 27, 1999


JEFFERIES & COMPANY, INC.
11100 Santa Monica Boulevard, 10th Floor
Los Angeles, California 90025

Ladies and Gentlemen:

         Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), proposes to issue and sell to Jefferies & Company, Inc. (the "Initial Purchaser") an aggregate of $45.0 million principal amount of its 13% First Mortgage Notes due 2005 With Contingent Interest (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes and the Series B Notes (as defined below) (the Series A Notes and the Series B Notes being collectively referred to herein as the "Notes") will be issued pursuant to an Indenture dated as of June 3, 1999 (the "Indenture"), between the Company and IBJ Whitehall Bank & Trust Company, as trustee (the "Trustee"). The obligations of the Company under the Notes will be secured by security interests in or pledges of (the "Security Interests") certain of the Company's assets (the "Collateral") as set forth in the Indenture. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture.

1.       Offering Circular.

         The Series A Notes will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary offering circular dated May 14, 1999 (the "Preliminary Offering Circular"), and a final offering circular dated May 27, 1999 (the "Final Offering Circular" and, together with the Preliminary Offering Circular, the "Offering Circular"), relating to the Series A Notes.

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

                  "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (the "ACT"), AND, ACCORDINGLY, MAY NOT BE
         OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

              (1) REPRESENTS THAT (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (as defined in Rule 144A under the Act)(a "QIB"), (ii) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT OR (iii) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (as defined in Rule 501(A)(1), (2), (3) OR
              (7) of Regulation D under the Act (an "IAI"),

              (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (the form of which can be obtained from the Trustee) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE ACT, (vi) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (vii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

              (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

2.       Agreements To Sell And Purchase.

         On the basis of the representations, warranties and covenants contained in this Purchase Agreement (this "Agreement"), and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Company, an aggregate principal amount of $45.0 million of Series A Notes at a purchase price equal to 96.0% of the principal amount thereof (the "Purchase Price").

3.       Terms of Offering.

         The  Initial  Purchaser  has  advised  the  Company  that  the  Initial
Purchaser will make offers (the "Exempt Resales") of the Series A Notes purchased hereunder on the terms set forth in the Offering Circular, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) a limited number of other institutional "accredited investors," as defined in Rule 501(a) (1), (2), (3) or (7) under the Act, that make certain representations and agreements to the Company as set forth as Annex A to the Offering Circular (each, an "Accredited Institution", and together with the QIBs, the "Eligible Purchasers"). The Initial Purchaser will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement") to be dated the Closing Date (as defined below), in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 13% Series B First Mortgage Notes due 2005 With Contingent Interest (the "Series B Notes") to be offered in exchange for the Series A Notes and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes, and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.

         The Notes will be secured obligations and the Company will enter into a deed of trust, a security agreement, a collateral assignment, a cash collateral and disbursement agreement, a pledge agreement, uniform commercial code financing and fixture statements and certain other collateral agreements (collectively the "Collateral Documents") dated as of the Closing Date in favor of the Trustee that will provide for the grant of Security Interests in the Collateral to the Trustee for the benefit of the holders of the Notes. The Security Interests will secure the payment and performance when due of all the respective obligations of the Company under the Notes, the Indenture and the Collateral Documents. The following documents are hereinafter collectively referred to as "Operative Documents": (i) this Agreement, (ii) the Indenture,
(iii) the Notes, (iv) the Registration Rights Agreement, (v) the Collateral Documents, (vi) the Completion Capital Commitment (the "Completion Capital Commitment") to be dated as of the Closing Date by Riviera Holdings Corporation, a Nevada corporation ("Riviera Holdings"), and the Company, (vii) the Keep-Well Agreement (the "Keep-Well Agreement") to be dated as of the Closing Date by Riviera Holdings and the Company, (viii) the Standard Form of Agreement Between Owner and Contractor for the construction of the Riviera Black Hawk Casino dated December 29, 1997 (the "Construction Agreement"), executed by The Weitz Company, Inc. and the Company (as amended, modified or supplemented from time to time),
(ix) the Standard Form of Agreement Between Owner and Architect for the design of the Riviera Black Hawk Casino dated July 29, 1998 (the "Architect Agreement") executed by Melick Associates, Inc. and the Company (as amended, modified or supplemented from time to time), (x) the Management Agreement (the "Management Agreement") to be dated as of the Closing Date between the Company and Riviera Gaming Management of Colorado, Inc., a Colorado corporation ("Riviera Gaming Management"), as Manager, (xi) the Manager Subordination Agreement (the "Manager Subordination Agreement") to be dated as of the Closing Date by Riviera Gaming Management in favor of the Trustee, (xii) the Trademark License Agreement (the "License Agreement") to be dated as of the Closing Date between the Company and Riviera Operating Corporation, a Nevada corporation ("Riviera Operating Corporation") and (xiii) the Tax Sharing Agreement (the "Tax Sharing Agreement") to be dated as of the Closing Date between the Company and Riviera Holdings.

4.       Delivery and Payment.

         (a) Delivery of, and payment of the Purchase Price for, the Series A Notes (the "Closing") shall be made at 7:00 a.m., Los Angeles time, on June 3, 1999 (the "Closing Date"), at the offices of Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071, or such other time or place as the Initial Purchaser and the Company shall designate.

         (b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchaser of the Purchase Price therefor by wire transfer in same day funds to the order of the Company, provided that the Company shall give at least two business days' prior written notice of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchaser for inspection not later than 10:00 a.m., Los Angeles time, on the business day immediately preceding the Closing Date.

5.       Agreements of the Company.

         The Company hereby agrees with the Initial Purchaser as follows:

         (a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) hereof that makes any statement of a material fact made in the Preliminary Offering Circular or the Final Offering Circular untrue or that requires the making of any additions to or changes in the Preliminary Offering Circular or the Final Offering Circular in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of Series A Notes under any state securities or Blue Sky laws, and if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Company as many copies of the Preliminary Offering Circular and the Final Offering Circular, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request. Subject to the Initial Purchaser's compliance with its representations and warranties and agreements set forth in Section 8 hereof, the Company consents to the use of the Preliminary Offering Circular and the Final Offering Circular, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

         (c) During such period as in the opinion of counsel for the Initial Purchaser an Offering Circular is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser for so long as any Series A Notes are outstanding, (i) not to make any amendment or supplement to the Offering Circular of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Circular which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

         (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the judgment of the Company or in the reasonable judgment of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances when such Offering Circular is delivered to an Eligible Purchaser, not misleading, or if, in the reasonable judgment of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Circular to comply with any applicable law, forthwith to notify the Initial Purchaser and to prepare an appropriate amendment or supplement to such Offering Circular so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Circular will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

         (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than as to matters and transactions relating to the Preliminary Offering Circular, the Final Offering Circular or Exempt Resales, in any jurisdiction in which it is not now so subject.

         (f) To apply the proceeds from the sale of the Series A Notes as set forth under the caption "Use of Proceeds" in the Offering Circular and to comply with the provisions of the Collateral Documents concerning disbursement of funds, subject to such procedural modifications that are permitted under the Cash Collateral and Disbursement Agreement (as defined in the Indenture).

         (g) So long as any Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

         (h) So long as the Notes are outstanding, to furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company or its subsidiaries as the Initial Purchaser may reasonably request.

         (i) So long as any of the Series A Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

         (j) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and accountants of the Company in connection with the sale and delivery of the Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Circular, the Final Offering Circular and all amendments and supplements to any of the foregoing (including financial statements) specified in Section 5(b) and 5(c) prior to or during the period specified in Section 5(c), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) the performance by the Company of its other obligations under this Agreement and the other Operative Documents, (v) all expenses in connection with the registration or qualification of the Series A Notes for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (vi) the cost of printing certificates representing the Series A Notes, (vii) all expenses and listing fees in connection with the application for quotation of the Series A Notes on the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") system of the National Association of Securities Dealers, Inc. ("NASD"), (viii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Notes, (ix) the costs and charges of any transfer agent, registrar or depositary (including DTC), (x) any fees charged by rating agencies for the rating of the Notes, (xi) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, (xii) the fees and expenses of the Disbursement Agent (as defined in the Indenture) pursuant to the Cash Collateral and Disbursement Agreement, (xiii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Notes, (xiv) all fees, disbursements and out-of-pocket expenses incurred by the Initial Purchaser (including, without limitation, the fees and disbursements of counsel for the Initial Purchaser up to $450,000 unless otherwise agreed to in writing by the Company, travel and lodging expenses, word processing charges, messenger and duplicating services, facsimile expenses and other customary expenditures) and (xv) and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

         (k) To use its reasonable best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as any Series A Notes are outstanding.

         (l) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

         (m) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company substantially similar to the Notes (other than the Notes), without the prior written consent of the Initial Purchaser.

         (n) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

         (o) To the extent it may lawfully do so, not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

         (p) To cause the Exchange Offer to be made in the appropriate form to permit the Series B Notes registered pursuant to the Act to be offered in exchange for the Series A Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

         (q) To comply with all of its agreements set forth in the Registration Rights Agreement.

         (r) To diligently seek the issuance of any Authorization (as defined herein) which is necessary for the Company to develop, own and operate the Riviera Black Hawk (as defined in the Indenture) to be issued, including without limitation, any necessary Authorization to be issued by any Gaming Authority (as defined in the Indenture) or Liquor Licensing Authority (as defined in the Indenture).

         (s) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes.

6.       Representations and Warranties of the Company

         As of the date hereof, the Company represents and warrants to, and agrees with, the Initial Purchaser that:

         (a) The Preliminary Offering Circular as of its date does not and the Final Offering Circular as of its date and the date hereof does not and as of the Closing Date will not, and any supplement or amendment to either of them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Circular or the Final Offering Circular (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Company by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Circular or the Final Offering Circular, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

         (b) The Company is duly organized, validly existing as a corporation and in good standing under the laws of the State of Colorado and has all corporate power and authority to carry on its business as described in the Preliminary Offering Circular and the Final Offering Circular and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where failure to be so qualified and in good standing would not have a material adverse effect. The Company does not have any subsidiaries.

         (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

         (d) The Company does not have any outstanding options to purchase, or any preemptive rights or other rights to subscribe for or purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, equity interests or any such options, rights, convertible securities or obligations.

         (e) This Agreement has been duly authorized, executed and delivered by the Company.

         (f) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been validly executed and delivered by the Company. When the Indenture has been duly executed and delivered by the Company, the Indenture will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Notes will conform to the description thereof contained in the Offering Circular.

         (h) The Series B Notes have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (i) When issued, the Notes will rank pari passu in rights of payment with all of the Company's other senior indebtedness and will rank senior in right of payment to all subordinated indebtedness of the Company.

         (j) Each of the Operative Documents to which the Company is a party has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company. When each of the Operative Documents to which the Company is a party has been duly executed and delivered, each of them will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, each of the Registration Rights Agreement, the Collateral Documents, the Completion Capital Commitment, the Keep-Well Agreement, the Construction Agreement, the Architect Agreement, the Management Agreement, the License Agreement and the Tax Sharing Agreement will conform in all material respects to the description thereof contained in the Offering Circular.

         (k) The execution, delivery and performance by the Company of the Operative Documents to which the Company is a party, compliance by the Company with all provisions thereof and the consummation of the transactions contemplated thereby do not and will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states, those that the Company would not customarily possess at the date hereof but which will be obtained in the ordinary course of development of the Riviera Black Hawk and those to be issued by any Gaming Authority or Liquor Licensing Authority which are necessary for the Company to own and operate the Riviera Black Hawk), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or bylaws of the Company, or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, to which the Company is a party or by which the Company or its property is bound, except to the extent such conflict, breach or default will not have a Material Adverse Effect (as defined below), (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company or its property (including, without limitation, any Gaming Law), except to the extent such violation or conflict will not have a Material Adverse Effect (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company is a party or by which the Company or its property is bound, except to the extent such imposition or creation will not have a Material Adverse Effect or (v) result in the termination or revocation of any Authorization of the Company or result in any other impairment of the rights of the holder of any such Authorization, except to the extent such termination, revocation or impairment will not have a Material Adverse Effect.

         (l) The Company is not in violation of its charter or bylaws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company to which the Company is a party or by which the Company or its property is bound. There does not exist any state of facts which constitutes an event of default on the part of the Company as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default.

         (m) There are no legal or governmental proceedings pending or threatened to which the Company is or could be a party or to which any of its property is or could be subject, which could reasonably be expected to (i) result, singly or in the aggregate, in a material adverse effect on the business, financial condition or results of operations of the Company, (ii) interfere with the issuance or marketability of the Notes or (iii) draw into question the validity of any of the Operative Documents (the occurrence of any events which causes a result described in clause (i), (ii) or (iii) above is referred to herein as a "Material Adverse Effect").

         (n) The Company has not violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") or any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

         (o) Other than as disclosed in the Offering Circular, there exists no fact, and no event has occurred, which has or is reasonably likely to result in material liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company arising out of, based on or resulting from the presence or release into the environment of any hazardous material (including without limitation any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any Environmental
Law) or any violation of any Environmental Law, except such as could not reasonably be expected to have a Material Adverse Effect.

         (p) The Company has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its properties and to conduct its business in the manner described in the Offering Circular, except for Authorizations which the Company would not customarily possess at the date hereof but which will be obtained in the ordinary course of development of the Riviera Black Hawk and those to be issued by any Gaming Authority or Liquor Licensing Authority which are necessary for the Company to own and operate the Riviera Black Hawk. No such Authorization contains, or will upon the issuance thereof contain, a materially burdensome restriction. Each such Authorization is valid and in full force and effect and the Company is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto. No event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization. The Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. The Company has no reason to believe that any such Authorization necessary in the future to own or operate the Riviera Black Hawk in the manner described in the Offering Circular, including without limitation, any Gaming License or Liquor License, will not be granted upon application (or, alternatively, that the necessity to obtain such license, permit or approval will not be waived), or that any Gaming Authority or Liquor Licensing Authority or any other governmental agencies are investigating the Company or related parties, other than in ordinary course administrative reviews or any ordinary course review of the transactions contemplated hereby.

         (q) The accountants, Deloitte & Touche LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Circular and the Final Offering Circular are independent public accountants with respect to the Company, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Circular and the Final Offering Circular comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

         (r) The historical financial statements, together with related schedules and notes forming part of the Offering Circular (and any amendment or supplement thereto), present fairly the financial position, results of operations and changes in financial position of the Company on the basis stated in the Offering Circular at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Circular (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The forward-looking statements contained in the Offering Circular are based upon good faith estimates and assumptions believed by the Company to be reasonable when made.

         (s) The Company is not and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Circular, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

         (t) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Notes registered pursuant to any Registration Statement.

         (u) Neither the Company nor any agent thereof acting on the Company's behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R.
Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

         (v) Since the respective dates as of which information is given in the Offering Circular other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement),
(i) there has not occurred any material adverse change in the financial condition, or the earnings, business, management or operations of the Company,
(ii) there has not been any material adverse change in the capital stock or in the long-term debt of the Company and (iii) the Company has not incurred any material liability or obligation, direct or contingent which has not been disclosed therein.

         (w) Each of the Preliminary Offering Circular and the Final Offering Circular, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

         (x) When the Series A Notes are issued and delivered pursuant to this Agreement, the Series A Notes will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

         (y) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, or any of its representatives (other than the Initial Purchaser, as to whom the Company makes no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

         (z) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

         (aa) Assuming (i) that the Series A Notes are issued, sold and delivered under the circumstances contemplated by the Offering Circular and this Agreement, (ii) that the Initial Purchaser's representations and warranties in
Section 8 hereof are true, (iii) that the representations of the Accredited Institutions in the form set forth in Annex A to the Offering Circular are true,
(iv) compliance by the Initial Purchaser with its covenants set forth in Section 8 hereof and (v) that each of the Eligible Purchasers is a QIB or an Accredited Institution, the purchase of the Series A Notes by the Initial Purchaser pursuant hereto and the initial resale of the Series A Notes pursuant hereto pursuant to the Exempt Resales is exempt from the registration requirements of the Act.

         (bb) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned as of the date hereof to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (B) any change in the outlook for any rating of the Company.

         (cc) Each certificate signed by any officer of the Company and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty of the Company to the Initial Purchaser as to the matters covered thereby.

         (dd) The Company has good and marketable title in fee simple to all real property (including, without limitation, the real property constituting the Riviera Black Hawk) and good and marketable title to all personal property owned by the Company which is material to the business of the Company, free and clear of Liens and defects, except such as are described in the Offering Circular, or such as are contemplated under the Operative Documents, or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property held under lease or sublease by the Company is held under valid, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company, except as described in the Offering Circular. Except as would not, singly or in the aggregate, have a Material Adverse Effect, the Company does not have any notice of any default or material claim of any sort that has been asserted by anyone adverse to the rights of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company to the continued possession of the leased or subleased premises under any such lease or sublease.

         (ee) The Company owns or possesses, or, upon the execution of the License Agreement dated as of the Closing Date between the Company and Riviera Operating Corporation, and subject to the terms thereof, will have a license for the use of all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("Intellectual Property") to be employed by it in connection with the operation of its business in the manner described in the Offering Circular, except where the failure to own or possess or license such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any such Intellectual Property.

         (ff) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a Material Adverse Effect.

         (gg) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii)
transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (hh) All material tax returns required to be filed by the Company in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

         (ii) The contemplated operation and use of the Riviera Black Hawk, including the construction of the Riviera Black Hawk, will be (giving effect to any waivers or variances which may be obtained) in compliance with all applicable municipal, county, state and federal laws, regulations, ordinances, standards, orders, and other regulations, where the failure to comply therewith could have a Material Adverse Effect. Under applicable zoning and use laws, ordinances, rules and regulations, the Riviera Black Hawk may be used for the purposes contemplated in the Offering Circular, the Indenture and the Collateral Documents, and all necessary approvals have been obtained therefor, except for approvals which the Company would not customarily possess at the date hereof but which will be obtained in the ordinary course of development of the Riviera Black Hawk.

         (jj) Upon execution and delivery of the Collateral Documents (other than the Pledge Agreement and the Pledge and Assignment Agreement) by the parties thereto and completion of the filings and recordings contemplated thereby, the security interests created for the benefit of the Trustee and the holders of the Notes pursuant to the Collateral Documents (other than the Pledge Agreement and the Pledge and Assignment Agreement) will constitute valid, perfected first priority security interests in the collateral subject thereto subject to "Permitted Liens" as defined in the Indenture.
         (kk) All notice filings to be made pursuant to the Collateral Documents (including without limitation all financing statements) are in proper form to be filed in order to perfect a security interest in the collateral described therein.

         (ll) At all times after execution and delivery of the Pledge and Assignment and the Account Agreement (as defined therein) and completion of the filings and recordings contemplated thereby, the security interests created for the benefit of the Trustee and the holders of the Notes pursuant to the Pledge and Assignment Agreement will constitute valid, perfected first priority security interests in the collateral subject thereto.

         (mm) The Initial Purchaser has been furnished with a copy of the plans and specifications for the construction of the improvements of the Riviera Black Hawk and other necessary expenditures. Such plans and specifications are satisfactory to the Company. The anticipated cost of such improvements (including interest, legal, architectural, engineering, planning, zoning and other similar costs) does not exceed the amounts for such costs set forth under the caption "Use of Proceeds" in the Offering Circular. The Company is not aware of any material defects in such improvements. In addition, each of the other amounts set forth in the section entitled "Sources and Uses of Funds" under the caption "Use of Proceeds" in the Offering Circular are based upon reasonable assumptions as to all matters material to the estimates set forth therein and are not expected by the Company to exceed the amounts set forth for such items.

         (nn) The Company has prepared the Construction Disbursement Budget (as defined in the Cash Collateral and Disbursement Agreement) and the Construction Schedule (as defined in the Cash Collateral and Disbursement Agreement) and has developed the assumptions on which the Construction Disbursement Budget and Construction Schedule are based. The Construction Disbursement Budget and the Construction Schedule are, as of the Closing Date, (i) in the opinion of the Company, based on reasonable assumptions as to all legal and factual matters material to the estimates set forth therein, (ii) call for the construction of the Minimum Facilities (as defined in the Indenture) on or prior to the Operating Deadline and (iii) consistent with the provisions of the Indenture and the other Operative Documents.

         (oo) The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 10 hereof, counsel to the Company and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

7.       Representations and Warranties of Riviera Holdings

         As of the date hereof, Riviera Holdings represents and warrants to, and agrees with, the Initial Purchaser that:

         (a) Each of Riviera Holdings, Riviera Gaming Management and Riviera Operating Corporation is duly organized, validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and authority to carry on its business and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification. Riviera Holdings indirectly owns all of the outstanding capital stock of Riviera Gaming Management and Riviera Operating Corporation.

         (b) This Agreement has been duly authorized, executed and delivered by Riviera Holdings.

         (c) Each of the Collateral Documents to which Riviera Holdings is a party, the Completion Capital Commitment, the Keep-Well Agreement, and the Tax Sharing Agreement has been duly authorized by Riviera Holdings and, on the Closing Date, will have been validly executed and delivered by Riviera Holdings. When the Collateral Documents to which Riviera Holdings is a party, the Completion Capital Commitment, the Keep-Well Agreement, and the Tax Sharing Agreement have been duly executed and delivered by Riviera Holdings, each of them will be a valid and binding agreement of Riviera Holdings, enforceable against Riviera Holdings in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, each of the Completion Capital Commitment, the Keep-Well Agreement, and the Tax Sharing Agreement will conform to the description thereof contained in the Offering Circular.

         (d) The execution, delivery and performance of this Agreement, the Collateral Documents to which Riviera Holdings is a party, the Completion Capital Commitment, the Keep-Well Agreement and the Tax Sharing Agreement and compliance by Riviera Holdings with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the operating agreement, charter or bylaws of Riviera Holdings, or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Riviera Holdings, to which Riviera Holdings is a party or by which Riviera Holdings or its property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Riviera Holdings or its property or (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which Riviera Holdings is a party or by which Riviera Holdings or its property is bound.

         (e) Each of the Collateral Documents to which Riviera Gaming Management is a party, the Management Agreement and the Manager Subordination Agreement has been duly authorized by Riviera Gaming Management and, on the Closing Date, will have been validly executed and delivered by Riviera Gaming Management. When each of the Collateral Documents to which Riviera Gaming Management is a party, the Management Agreement and the Manager Subordination Agreement has been duly executed and delivered by Riviera Gaming Management, each of them will be a valid and binding agreement of Riviera Gaming Management, enforceable against Riviera Gaming Management in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Management Agreement will conform to the description thereof contained in the Offering Circular.

         (f) The execution, delivery and performance of the Collateral Documents to which Riviera Gaming Management is a party, the Management Agreement, and the Manager Subordination Agreement and compliance by Riviera Gaming Management with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby do not and will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states and as may be required by a Gaming Authority which is necessary for Riviera Gaming Management to perform its obligations under the Management Agreement), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the operating agreement, charter or bylaws of Riviera Gaming Management, or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Riviera Gaming Management, to which Riviera Gaming Management is a party or by which Riviera Gaming Management or its property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Riviera Gaming Management or its property (including, without limitation, any Gaming Law) or (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which Riviera Gaming Management is a party or by which Riviera Gaming Management or its property is bound.

         (g) The License Agreement has been duly authorized by Riviera Operating Corporation and, on the Closing Date, will have been validly executed and delivered by Riviera Operating Corporation. When the License Agreement has been duly executed and delivered by Riviera Operating Corporation, it will be a valid and binding agreement of Riviera Operating Corporation, enforceable against Riviera Operating Corporation in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the License Agreement will conform to the description thereof contained in the Offering Circular.

         (h) The execution, delivery and performance of the License Agreement and compliance by Riviera Operating Corporation with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby do not and will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the operating agreement, charter or bylaws of Riviera Operating Corporation, or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Riviera Operating Corporation, to which Riviera Operating Corporation is a party or by which Riviera Operating Corporation or its property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Riviera Operating Corporation or its property or (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which Riviera Operating Corporation is a party or by which Riviera Operating Corporation or its property is bound.

         (i) Riviera Operating Corporation owns all trademarks which are to be licensed to the Company pursuant to the terms of the License Agreement for use by the Company at the Riviera Black Hawk and Riviera Operating Corporation has not received any notice of, and is not otherwise aware of, any infringement of, or conflict with, asserted rights of others with respect to the foregoing.

         (j) As of the Closing Date, neither Riviera Holdings nor any of its subsidiaries will have any debts or liabilities other than (i) the Notes, (ii) the Keep-Well Agreement, (iii) the Completion Capital Commitment and (iv) as described in its Form 10-K for the fiscal year ended December 31, 1998.

         (k) Set forth on Exhibit C is a schedule of the nature of and the amount of pre-development and construction costs which have been or will be incurred by Riviera Holdings with respect to the Riviera Black Hawk prior to the Closing Date as described in the Offering Circular.

8.       Representations and Warranties of the Initial Purchaser.

         The Initial Purchaser represents and warrants to, and agrees with, the Company that:

         (a) The Initial Purchaser is either a QIB or an Accredited Institution with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

         (b) The Initial Purchaser (i) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction and (ii) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to a limited number of Accredited Institutions that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Circular.

         (c) The Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium, or broadcast over television or radio, or transmitted over the internet, or communicated in any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (d) The Initial Purchaser agrees that, in connection with Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. The Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (i) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (ii) Accredited Institutions who make the representations contained in, and execute and return to the Initial Purchaser, a certificate in the form of Annex A attached to the Offering Circular, in each case, that agree that (A) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (1) to the Company, (2) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (3) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (4) in a transaction meeting the requirements of Rule 144 under the Act,
(5) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Note (the form of which is substantially the same as Annex A to the Offering Circular) and, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (6) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (7) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (B) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

         (e) None of such Initial Purchaser nor any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes.

         The Initial Purchaser acknowledges that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 10 hereof, counsel to the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

9.       Indemnification

         (a) The Company and Riviera Holdings (collectively, the "Riviera Entities"), jointly and severally, agree to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Final Offering Circular (or any amendment or supplement thereto), the Preliminary Offering Circular or any Rule 144A Information provided by the Company to any holder or prospective purchaser of Series A Notes pursuant to Section 5(i) hereof or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Company by such Initial Purchaser.

         (b) The Initial Purchaser agrees to indemnify and hold harmless each of the Riviera Entities, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any of the Riviera Entities, to the same extent as the foregoing indemnity from the Riviera Entities to the Initial Purchaser but only with reference to information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Circular or the Final Offering Circular, which includes only the first sentence of the third paragraph, the third sentence of the fourth paragraph and the fifth paragraph, in each case under the caption "Plan of Distribution" appearing of page 98 of the Final Offering Circular.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 9(a) and 9(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 9(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Initial Purchaser, in the case of the parties indemnified pursuant to Section 9(a), and by the Riviera Entities, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d) To the extent the indemnification provided for in this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchaser on the other hand from the offering of the Series A Notes or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Series A Notes, in each case as set forth in the table on the cover page of the Offering Circular. The relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Riviera Entities and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 9, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

10.      Conditions of Initial Purchaser's Obligations

         The obligations of the Initial Purchaser to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

         (a) All the representations and warranties of the Company and Riviera Holdings contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

         (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall notice have been given of any potential or intended change, in the outlook for any rating of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

         (c) Since the respective dates as of which information is given in the Offering Circular other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement),
(i) there shall not have occurred any change in the financial condition, earnings, business, management or operations of the Company, (ii) there shall not have been any change or any development involving a prospective change in the equity interests or in the long-term debt of the Company and (iii) the Company shall not have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 10(c)(i), 10(c)(ii) or 10(c)(iii), in your reasonable judgment, is material and adverse and, in your reasonable judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Circular.

         (d) You shall have received on the Closing Date (A) a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company (i) stating that the representations and warranties of the Company contained in this Agreement are true and correct with the same force and effect as if made on and as of the Closing Date; (ii) confirming the matters set forth in clause 10(b) and 10(c) hereof and (iii) stating that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date and (B) a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of Riviera Holdings (i) stating that the representations and warranties of Riviera Holdings contained in this Agreement are true and correct with the same force and effect as if made on and as of the Closing Date; (ii) confirming the matters set forth in clause 10(b) and 10(c) hereof and (iii) stating that Riviera Holdings has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date

         (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Dechert Price & Rhoads, counsel for the Company, substantially the form of Exhibit C hereto.

         (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Holme Roberts & Owens LLP, Colorado counsel for the Company and Riviera Holdings, substantially the form of Exhibit D hereto.

         (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Schreck Morris, Nevada counsel for the Company and Riviera Holdings, substantially the form of Exhibit E hereto.

         (h) You shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

         (i) You shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser from Deloitte & Touche LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchaser with respect to the financial statements and certain financial information contained in the Offering Circular.

         (j) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

         (k) The Company, Riviera Holdings, Riviera Operating Corporation and Riviera Gaming Management shall each have executed and delivered the Operative Documents to which it is a party and the Initial Purchasers shall have received fully executed copies thereof. The Operative Documents shall be in full force and effect. The Company shall have received the requisite governmental and regulatory approval in connection with each of the Operative Documents and transactions contemplated by the Offering Circular to be completed on or before the Closing Date.

         (l) Neither the Company nor Riviera Holdings shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or Riviera Holdings at or prior to the Closing Date.

         (m) The Trustee shall have received (i) a certificate of insurance demonstrating insurance coverages of types, in amounts, with insurers and with other terms required by the terms of the Operative Documents and (ii) executed copies of each UCC-1 financing statement signed by the Company, naming the Trustee as secured party and filed in such jurisdictions as the Initial Purchaser may reasonably require.

         (n) All documents and agreements shall have been filed, and other actions shall have been taken, as may be required to perfect the Security Interests of the Trustee in the Collateral, and to accord the Trustee the priorities over other creditors of the Company as contemplated by the Offering Circular and the Operative Documents.

         (o) The Trustee shall have received irrevocable commitments for title insurance from First American Title Company, in a form and substance reasonably satisfactory to the Initial Purchaser, subject only to Liens permitted under the Indenture.

11.      Effective Date of Agreement and Termination.

         This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

         This Agreement may be terminated at any time prior to the Closing Date by the Initial Purchaser by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's reasonable judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Circular, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the financial markets in the United States.

12.      Representations and Indemnities to Survive

         The respective indemnities, contribution agreements, representations, warranties and other statements of each of the Company, Riviera Holdings and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Company, Riviera Holding, the officers or directors of each of them, or any person controlling any of them, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

13.      Notices

         Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. All statements, requests notices and agreements (each a "Notice") hereunder shall be in writing, and:

         (a) If to the Initial Purchaser, Notices shall be delivered or sent by mail, telex or facsimile transmission to the Initial Purchaser as follows:

                  Jefferies & Company, Inc.
                  11100 Santa Monica Boulevard, 10th Floor
                  Los Angeles, California 90025
                  Attention: Brent Stevens
                  Fax: (310) 575-5166

         (b) If to the Company, Notices shall be delivered or sent by mail, telex, or facsimile transmission to the address of the Company as follows:

                  Riviera Black Hawk, Inc.
                  444 Main Street
                  Black Hawk, Colorado 80422
                  Attention: President
                  Fax: (303) 582-5693

         (c) If to Riviera Holdings, Notices shall be delivered or sent by mail, telex, or facsimile transmission to the address of Riviera Holdings as follows:

                  Riviera Holdings Corporation
                  2901 Las Vegas Boulevard South
                  Las Vegas, Nevada 89109
                  Attention: President
                  Fax: (702) 794-9277

14.      Applicable Law

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

15.      Counterparts

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

16.      Third Parties

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, Riviera Holdings, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors of the Company and its successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchaser merely because of such purchase.

17.      Other Fees and Expenses

         If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 11 hereof), the Company agrees to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by it. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(j) hereof. The Company also agrees to reimburse the Initial Purchaser and its officers, directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 9 hereof).


                            (Signature Page Follows)

                     (Signature Page to Purchase Agreement)

LA_DOCS\332603.9
         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     Very truly yours,

                                     RIVIERA BLACK HAWK, INC.



                                     By:________________________________________
                                     Name:   Duane Krohn
                                     Title:  Chief Financial Officer, Treasurer
                                     and Secretary

                                     RIVIERA HOLDINGS CORPORATION



                                     By:________________________________________
                                     Name:    Duane Krohn
                                     Title:   Treasurer



Accepted and Agreed to:

Jefferies & Company, Inc.



By:_________________________________________
Name:____M. Brent Stevens
Title: __Managing Director

                                                                      EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                                                      EXHIBIT B

                                SCHEDULE OF COSTS



         Through the date hereof, Riviera Holdings Corporation, a Nevada corporation, has advanced $30,121,526 (consisting of an equity contribution of $20,000,000 and a loan of $10,121,526) to Riviera Black Hawk, Inc., a Colorado corporation. All of these amounts were used by Riviera Black Hawk Inc. for the purchase of land upon which the Riviera Black Hawk Casino is being constructed and to pay for hard and soft construction costs relating to the Riviera Black Hawk Casino.